Exhibit 15.4

March 3, 2014

China National Oil and Gas Exploration

And Development Corporation

International Holding Ltd (“CNODCI”)

No.6-1 Fuchengmen Beidajie

Xicheng District

Beijing, China 100034

Attention:	Mr. Bo Qiliang, President

Reference:	CNPC E&D Interest in PetroKazakhstan Inc. Evaluation of Crude Oil Reserves Third Party Report

Dear Sir:

1.	INTRODUCTION

McDaniel & Associates Consultants Ltd. (“McDaniel”) was requested by PetroKazakhstan Inc. (“PKI”) to prepare an evaluation of the crude oil reserves and the net present values of these reserves for the interests of PKI in the South Turgai Basin, Republic of Kazakhstan, effective as of December 31, 2013. McDaniel submitted to PKI an Executive Summary Report and Detailed Technical Report for the evaluation of PKI in January 2014.

PKI is an integrated oil and gas company owned 67 percent by CNODCI and 33 percent by JSC KazMunaiGas Exploration Production (“KMG EP”). PKI requested McDaniel to prepare this Third Party Report for CNODCI based on the 67 percent interest owned by CNODCI in PKI for the assets of CNODCI that are held within three operating subsidiaries: PetroKazakhstan Kumkol Resources (“PKKR”), Kolzhan LLP (“Kolzhan”) and PetroKazakhstan Ventures Inc. (“PKVI”).

This report was prepared to support PKI’s and CNODCI’s annual securities filings with the SEC. The data employed in this evaluation and the assumptions and procedures used to estimate the reserves and net present values are consistent with standard industry reserves evaluation procedures.

2200, Bow Valley Square 3, 255 - 5 Avenue SW, Calgary AB T2P 3G6    Tel: (403) 262-5506    Fax: (403) 233-2744    www.mcdan.com

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 2 March 3, 2014

2.	METHODOLOGY

Crude oil reserves estimates and their associated net present values were evaluated in this report by McDaniel & Associates Consultants Ltd. for the interests of PKI in Kazakhstan.

Essentially all of the basic information employed in the preparation of this report was obtained from PKI including geological, geophysical, engineering and financial data. McDaniel utilized this data to prepare an independent assessment of the crude oil reserves as of December 31, 2013. The reserves estimates presented in this report have been prepared in accordance with the United States Securities and Exchange Commission (SEC) reserves definitions and guidance (see Section 3). Only the proved reserves and sub-classifications were included in this report.

Net present value estimates were calculated based on future revenue forecasts. As per SEC guidelines, the future net revenues and net present values presented were calculated using the first day of the month crude oil prices for each of the 12 months prior to the effective date of December 31, 2013 and were presented in United States dollars. No escalation of the prices were made nor were the operating and capital costs increased for inflation in this evaluation. Future capital costs and operating costs were based on PKI budgets for each respective property with adjustments as deemed appropriate by McDaniel.

3.	RESERVES DEFINITIONS

The SEC reserves definitions are contained in the Final Rule of Modernization of Oil and Gas Reporting (17 CFR Parts 210, 211, 229 and 249) published by the SEC Regulation on January 14, 2009. A summary of the key proved reserves definitions in Regulation S-X 210.4-10 is presented below.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non- productive reservoir (i.e. , absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible – from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations – prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 3 March 3, 2014

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition; (iii) Similar geological structure; and (iv) Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 4 March 3, 2014

4.	EVALUATION SUMMARY

4.1	NET RESERVES

The net share of proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2013 attributable to CNODCI for each of the three subsidiary companies are summarized below.

CNODCI’S NET ENTITLEMENT OF PROVED RESERVES(1)

AS OF DECEMBER 31, 2013

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	37,598	7,329	44,927
Kolzhan	10,544	7,957	18,501
PKVI	236	79	315
Total	48,378	15,365	63,743

(1)	Net entitlement reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

4.2	GROSS RESERVES

The total proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2013 for each of the three subsidiary companies are presented below for reference purposes only. These gross reserves estimates are based on a 100 percent working interest in each of the properties and include all reserves attributable to government and working interest partners.

GROSS PROVED RESERVES

AS OF DECEMBER 31, 2013

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	56,116	10,939	67,055
Kolzhan	19,760	21,122	40,882
PKVI	470	156	627
Total	76,346	32,217	108,564

4.3	NEW PRODUCTION CONTRACTS

In 2013 PKKR received two new production contracts: Contract #3889 for the North Nuraly field and Contract #3939 for the South West Karabulak field. Before 2013 PKKR conducted exploration and appraisal work on the North Nuraly and South West Karabulak oil fields within Exploration Contracts. A summary of the production and reserves assigned to the new production contracts are presented below.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 5 March 3, 2014

PKKR NEW PRODUCTION CONTRACT RESERVES

AS OF DECEMBER 31, 2013

	2013 Production Gross	2013 Production Net	Total Proved Gross	Total Proved Net
Crude Oil, MT
Contract #3889 – North Nuraly Field	89.7	89.7	411	411
Contract #3939 – South West Karabulak Field	345.0	345.0	1,158	1,158
Total

4.4	NET PRESENT VALUES

The net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2013 attributable to CNODCI for each of the three subsidiary companies are presented below. All of the net present values have been presented at a 10 percent discount rate.

CNODCI NET PRESENT VALUES DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2013, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	711	123	834
Kolzhan	163	113	276
PKVI	5	1	5
Total	879	237	1,115

4.5	NET PRESENT VALUES SENSITIVITY ANALYSIS

A sensitivity analysis has been prepared for the net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2013 attributable to CNODCI for each of the three subsidiary companies. At the request of PKI, all of the oil prices, capital costs and operating costs have been escalated at 2 percent per year throughout the evaluation period.

CNODCI NET PRESENT VALUES SENSITIVITY DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2013, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	723	128	851
Kolzhan	169	123	291
PKVI	5	0	5
Total	897	251	1,147

5	SUMMARY TABLES

Summary tables showing the reserves, future production forecasts and future revenue forecasts are presented in the Appendix for each of the three subsidiary companies.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 6 March 3, 2014

6	BASIS OF OPINION

McDaniel & Associates Consultants Ltd. has over 55 years of experience in the evaluation of oil and gas properties. McDaniel is registered with the Association of Professional Engineers and Geoscientists of Alberta (APEGA). All of the professionals involved in the preparation of this report have in excess of 5 years of experience in the evaluation of oil and gas properties. Mr. Bryan Emslie, Senior Vice President, supervised the preparation of this report. Mr. Emslie is a professional engineer registered with APEGA and has over 30 years of experience in the evaluation of oil and gas properties. All of the persons involved in the preparation of this report and McDaniel & Associates are independent of PKI and CNODCI.

In preparing this report, we relied upon certain factual information including ownership, well data, production data, prices, revenues, operating costs, capital costs, contracts, and other relevant data supplied by PKI. The supplied information was only relied upon where in our opinion it appeared reasonable and consistent with our knowledge of the properties however no independent verification of the information was made.

This report was prepared by McDaniel for the use of PKI and CNODCI for its securities filings with the SEC and is not to be used for any other purpose without the knowledge and consent of McDaniel & Associates Consultants Ltd.

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the preparation date and the evaluation date of this evaluation were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.

APEGA PERMIT NUMBER: P3145

B. Emslie, P. Eng.
Senior Vice President

BHE:jep
[13-0290]

CNPC E&D Interest in PKI PetroKazakhstan Kumkol Resources Summary of Reserves and Net Present Values Effective December 31, 2013	Table 1

Summary of Reserves(1)(2)

	Crude Oil Reserves – Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	56,116	37,598	37,598	—	—	—	—	—	—
Proved Undeveloped Reserves	10,939	7,329	7,329	—	—	—	—	—	—
Total Proved Reserves	67,055	44,927	44,927	—	—	—	—	—	—

	Crude Oil Reserves – Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	7,241	4,852	4,852	56,116	37,598	37,598
Proved Undeveloped Reserves	1,413	947	947	10,939	7,329	7,329
Total Proved Reserves	8,655	5,799	5,799	67,055	44,927	44,927

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	1,325	1,199	1,095	1,010	938
Proved Undeveloped Reserves	305	259	224	195	172
Total Proved Reserves	1,630	1,458	1,319	1,205	1,109

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	876	785	711	651	601
Proved Undeveloped Reserves	176	146	123	104	90
Total Proved Reserves	1,051	930	834	755	690

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

CNPC E&D Interest in PKI PetroKazakhstan Kumkol Resources Forecast of Production and Revenues Proved Developed Reserves Effective December 31, 2013	Table 2

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2014	521	44,608	16,282	2,108	79	1,286	—	—	—	—	—	—	1,286
2015	523	34,299	12,519	1,621	79	993	—	—	—	—	—	—	993
2016	497	25,980	9,483	1,229	80	763	—	—	—	—	—	—	763
2017	451	19,414	7,086	918	81	571	—	—	—	—	—	—	571
2018	390	12,974	4,735	612	80	380	—	—	—	—	—	—	380
2019	264	7,690	2,807	359	79	223	—	—	—	—	—	—	223
2020	152	4,424	1,615	206	78	126	—	—	—	—	—	—	126
2021	138	2,517	919	117	78	71	—	—	—	—	—	—	71
2022	32	788	287	37	68	19	—	—	—	—	—	—	19
2023	26	575	210	27	67	14	—	—	—	—	—	—	14
2024	24	473	173	23	67	11	—	—	—	—	—	—	11
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			56,116	7,257		4,458	—		—	—		—	4,458

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2014	79	6	240	19	206	0	106	—	654	7	130	134	383
2015	58	6	187	19	190	0	100	1	457	7	89	77	283
2016	41	5	148	19	175	0	56	—	343	7	60	42	233
2017	28	5	112	20	157	1	23	—	251	6	39	19	187
2018	18	5	74	19	126	6	12	—	145	5	18	5	116
2019	11	5	42	19	93	11	2	—	65	3	9	1	51
2020	6	5	23	18	53	0	1	—	43	2	4	0	37
2021	3	5	13	18	35	8	—	—	12	1	1	—	9
2022	1	4	2	13	12	1	—	—	4	0	0	—	3
2023	1	4	2	12	9	—	—	—	3	0	0	—	3
2024	0	4	1	12	7	1	—	—	1	0	—	—	1
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	246	6	845	19	1,063	27	298	1	1,978	40	351	280	1,307

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2014	10,909	10,909	—	—	861	53	161	138	71	—	438	182	257
2015	8,388	8,388	—	—	665	39	126	127	67	0	306	116	190
2016	6,354	6,354	—	—	511	27	99	117	38	—	229	73	156
2017	4,748	4,748	—	—	383	18	75	106	15	—	168	43	125
2018	3,173	3,173	—	—	255	12	49	88	8	—	97	19	78
2019	1,880	1,880	—	—	149	7	28	70	1	—	43	9	34
2020	1,082	1,082	—	—	85	4	16	36	0	—	29	4	25
2021	616	616	—	—	48	2	9	29	—	—	8	2	6
2022	193	193	—	—	13	1	2	8	—	—	3	0	2
2023	141	141	—	—	9	0	1	6	—	—	2	0	2
2024	116	116	—	—	8	0	1	6	—	—	1	0	1
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	37,598	37,598	—	—	2,987	165	566	731	200	0	1,325	449	876

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

CNPC E&D Interest in PKI PetroKazakhstan Kumkol Resources Forecast of Production and Revenues Total Proved Reserves Effective December 31, 2013	Table 3

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2014	540	47,485	17,332	2,245	79	1,363	—	—	—	—	—	—	1,363
2015	574	40,983	14,959	1,939	79	1,177	—	—	—	—	—	—	1,177
2016	567	32,558	11,884	1,542	80	953	—	—	—	—	—	—	953
2017	528	24,845	9,068	1,177	80	729	—	—	—	—	—	—	729
2018	466	16,557	6,043	781	80	484	—	—	—	—	—	—	484
2019	314	9,620	3,511	448	79	278	—	—	—	—	—	—	278
2020	204	5,944	2,169	276	78	170	—	—	—	—	—	—	170
2021	188	3,535	1,290	164	78	100	—	—	—	—	—	—	100
2022	49	968	353	46	68	24	—	—	—	—	—	—	24
2023	38	675	247	32	67	16	—	—	—	—	—	—	16
2024	36	543	198	26	67	13	—	—	—	—	—	—	13
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			67,055	8,676		5,307	—		—	—		—	5,307

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2014	83	6	253	19	212	0	158	—	658	7	137	142	371
2015	72	6	218	19	201	0	128	1	556	8	112	108	328
2016	51	5	184	19	188	0	71	—	458	8	84	70	297
2017	40	5	142	19	169	1	31	—	347	7	57	38	244
2018	23	5	93	19	137	6	15	—	210	6	30	11	162
2019	13	5	52	19	100	11	2	—	100	4	15	3	78
2020	8	5	31	19	60	0	1	—	70	2	8	0	59
2021	5	5	18	18	45	9	—	—	24	2	1	—	20
2022	1	4	3	13	13	1	—	—	6	0	1	—	5
2023	1	4	2	12	10	—	—	—	4	0	0	—	4
2024	1	4	2	12	9	1	—	—	1	0	—	—	1
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	297	6	999	19	1,144	29	404	1	2,433	45	446	373	1,569

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2014	11,612	11,612	—	—	913	56	169	142	106	—	441	193	248
2015	10,022	10,022	—	—	789	48	146	135	86	0	373	153	220
2016	7,962	7,962	—	—	638	34	123	126	47	—	307	108	199
2017	6,076	6,076	—	—	488	26	95	114	20	—	232	69	164
2018	4,049	4,049	—	—	324	16	63	96	10	—	140	32	109
2019	2,352	2,352	—	—	186	9	35	74	1	—	67	15	53
2020	1,454	1,454	—	—	114	5	21	40	0	—	47	7	39
2021	864	864	—	—	67	3	12	36	—	—	16	2	14
2022	237	237	—	—	16	1	2	9	—	—	4	1	3
2023	165	165	—	—	11	0	1	7	—	—	3	0	2
2024	133	133	—	—	9	0	1	7	—	—	1	0	1
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	44,927	44,927	—	—	3,556	199	669	786	271	0	1,630	579	1,051

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

CNPC E&D Interest in PKI Kolzhan LLP Summary of Reserves and Net Present Values Effective December 31, 2013	Table 4

Summary of Reserves(1)(2)

	Crude Oil Reserves – Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Compan Net Mbbl
Proved Developed Reserves	19,760	10,544	10,544	—	—	—	—	—	—
Proved Undeveloped Reserves	21,122	7,957	7,957	—	—	—	—	—	—
Total Proved Reserves	40,882	18,501	18,501	—	—	—	—	—	—

	Crude Oil Reserves – Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	2,491	1,321	1,321	19,760	10,544	10,544
Proved Undeveloped Reserves	2,713	1,018	1,018	21,122	7,957	7,957
Total Proved Reserves	5,204	2,339	2,339	40,882	18,501	18,501

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	354	311	278	251	229
Proved Undeveloped Reserves	385	296	235	191	159
Total Proved Reserves	739	607	513	442	388

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	216	186	163	145	131
Proved Undeveloped Reserves	196	146	113	89	73
Total Proved Reserves	411	332	276	235	203

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

CNPC E&D Interest in PKI Kolzhan LLP Forecast of Production and Revenues Proved Developed Reserves Effective December 31, 2013	Table 5

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2014	78	13,062	4,768	602	62	297	—	—	—	—	—	—	297
2015	80	9,935	3,626	457	63	227	—	—	—	—	—	—	227
2016	80	7,802	2,848	359	71	203	—	—	—	—	—	—	203
2017	78	6,328	2,310	291	71	164	—	—	—	—	—	—	164
2018	75	5,255	1,918	242	71	137	—	—	—	—	—	—	137
2019	73	4,057	1,481	187	71	105	—	—	—	—	—	—	105
2020	70	3,258	1,189	150	71	85	—	—	—	—	—	—	85
2021	64	2,175	794	100	71	56	—	—	—	—	—	—	56
2022	60	1,499	547	69	70	39	—	—	—	—	—	—	39
2023	31	766	279	35	68	19	—	—	—	—	—	—	19
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			19,760	2,491		1,331	—		—	—		—	1,331

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2014	14	5	22	7	52	0	40	7	161	1	36	53	72
2015	10	4	18	8	41	0	35	—	123	1	26	36	60
2016	8	4	28	14	40	0	23	—	103	1	20	19	62
2017	7	4	23	14	38	0	12	—	84	1	15	11	56
2018	6	4	19	14	37	0	8	—	67	1	12	6	48
2019	4	4	15	14	36	0	1	—	49	1	7	2	39
2020	4	4	12	14	34	0	1	—	35	1	5	0	29
2021	2	4	8	14	30	0	—	—	16	1	1	—	14
2022	2	4	5	14	27	0	—	—	5	1	0	—	4
2023	1	4	2	12	14	1	—	—	0	0	—	—	0
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	58	4	152	11	349	3	120	7	643	9	123	127	384

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2014	2,482	2,482	—	—	160	8	15	27	17	2	91	47	43
2015	1,921	1,921	—	—	124	6	12	23	15	—	69	33	36
2016	1,527	1,527	—	—	107	4	14	22	10	—	57	22	34
2017	1,237	1,237	—	—	87	4	12	21	5	—	46	15	31
2018	1,011	1,011	—	—	71	3	10	20	3	—	35	10	26
2019	792	792	—	—	56	2	7	20	1	—	26	5	20
2020	637	637	—	—	45	2	6	19	0	—	18	3	15
2021	437	437	—	—	31	1	4	16	—	—	9	1	8
2022	312	312	—	—	22	1	3	15	—	—	3	0	3
2023	187	187	—	—	13	1	2	10	—	—	0	0	0
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,544	10,544	—	—	715	32	83	193	51	2	354	138	216

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

CNPC E&D Interest in PKI Kolzhan LLP Forecast of Production and Revenues Total Proved Reserves Effective December 31, 2013	Table 6

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2014	81	14,697	5,364	678	62	330	—	—	—	—	—	—	330
2015	91	14,684	5,360	680	61	325	—	—	—	—	—	—	325
2016	101	14,732	5,377	683	73	390	—	—	—	—	—	—	390
2017	106	13,976	5,101	649	73	372	—	—	—	—	—	—	372
2018	105	12,340	4,504	574	73	329	—	—	—	—	—	—	329
2019	103	10,097	3,685	470	73	269	—	—	—	—	—	—	269
2020	97	8,398	3,065	391	73	224	—	—	—	—	—	—	224
2021	88	6,659	2,431	310	73	178	—	—	—	—	—	—	178
2022	81	5,119	1,868	238	73	137	—	—	—	—	—	—	137
2023	72	3,894	1,421	182	74	104	—	—	—	—	—	—	104
2024	27	2,289	836	108	75	63	—	—	—	—	—	—	63
2025	24	1,815	663	86	75	50	—	—	—	—	—	—	50
2026	22	1,439	525	68	75	40	—	—	—	—	—	—	40
2027	20	1,141	417	54	75	31	—	—	—	—	—	—	31
2028	18	723	264	34	75	20	—	—	—	—	—	—	20
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			40,882	5,204		2,862	—	—	—	—		—	2,862

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2014	15	5	23	7	54	0	48	—	190	1	43	69	76
2015	15	5	20	6	46	0	52	7	186	1	41	64	80
2016	23	6	58	15	46	0	40	—	223	1	46	62	113
2017	20	5	56	15	46	0	22	—	227	2	44	60	121
2018	18	6	50	15	45	0	8	—	208	1	39	52	116
2019	15	6	41	15	43	0	1	—	169	1	31	38	99
2020	13	6	34	15	41	0	1	—	136	1	24	29	81
2021	8	4	27	15	37	0	—	—	106	1	19	22	64
2022	6	4	21	15	34	0	—	—	76	1	13	15	47
2023	5	4	16	15	30	2	—	—	52	1	9	10	33
2024	3	4	10	16	14	0	—	—	36	0	6	6	23
2025	2	4	8	16	13	—	—	—	27	0	5	3	18
2026	2	4	7	16	12	—	—	—	20	0	3	2	14
2027	1	4	5	16	10	—	—	—	15	0	2	1	11
2028	1	4	3	16	9	—	—	—	7	0	1	—	6
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	146	5	378	13	480	4	171	7	1,676	12	327	433	904

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2014	2,711	2,711	—	—	173	9	15	28	21	—	101	56	45
2015	2,589	2,589	—	—	163	8	13	25	22	2	93	49	44
2016	2,510	2,510	—	—	179	10	25	25	17	—	102	48	54
2017	2,323	2,323	—	—	166	8	24	25	9	—	101	45	56
2018	2,009	2,009	—	—	144	7	21	24	3	—	89	37	52
2019	1,634	1,634	—	—	118	6	17	23	1	—	71	28	43
2020	1,346	1,346	—	—	97	5	14	22	0	—	56	21	35
2021	1,067	1,067	—	—	77	3	11	20	—	—	43	15	27
2022	807	807	—	—	58	2	9	18	—	—	30	10	19
2023	599	599	—	—	43	2	6	17	—	—	19	7	12
2024	280	280	—	—	21	1	3	5	—	—	12	4	8
2025	222	222	—	—	17	1	3	4	—	—	9	3	6
2026	176	176	—	—	13	1	2	4	—	—	7	2	5
2027	140	140	—	—	11	0	2	3	—	—	5	1	4
2028	88	88	—	—	7	0	1	3	—	—	2	0	2
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	18,501	18,501	—	—	1,288	65	167	243	72	2	739	327	411

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

CNPC E&D Interest in PKI PetroKazakhstan Ventures Inc. Summary of Reserves and Net Present Values Effective December 31, 2013	Table 7

Summary of Reserves(1)(2)

	Crude Oil Reserves – Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	470	236	236	—	—	—	—	—	—
Proved Undeveloped Reserves	156	79	79	—	—	—	—	—	—
Total Proved Reserves	627	315	315	—	—	—	—	—	—

	Crude Oil Reserves – Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	62	31	31	470	236	236
Proved Undeveloped Reserves	20	10	10	156	79	79
Total Proved Reserves	82	41	41	627	315	315

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	6	5	5	5	5
Proved Undeveloped Reserves	1	1	1	1	1
Total Proved Reserves	7	6	6	6	5

Summary of Company Share of Net Present Values After Income Taxes

	SMM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	5	5	5	5	5
Proved Undeveloped Reserves	1	1	1	0	0
Total Proved Reserves	6	6	5	5	5

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

CNPC E&D Interest in PKI PetroKazakhstan Ventures Inc. Forecast of Production and Revenues Proved Developed Reserves Effective December 31,2013	Table 8

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M
2014	6	642	234	30	54,440	12,756	10,156	—	—	—	—	—	12,756
2015	6	399	146	19	54,440	7,922	8,095	—	—	—	—	—	7,922
2016	6	248	90	12	75,048	6,783	6,135	—	—	—	—	—	6,783
2017	—	—	—	—	—	—	4,741	—	—	—	—	—	—
2018	—	—	—	—	—	—	3,630	—	—	—	—	—	—
2019	—	—	—	—	—	—	2,717	—	—	—	—	—	—
2020	—	—	—	—	—	—	2,039	—	—	—	—	—	—
2021	—	—	—	—	—	—	1,564	—	—	—	—	—	—
2022	—	—	—	—	—	—	1,198	—	—	—	—	—	—
2023	—	—	—	—	—	—	902	—	—	—	—	—	—
2024	—	—	—	—	—	—	114	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			470	61		27,461	41,292		—	—		—	27,461

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2014	319	3	—	—	4,961	18	441	—	7,017	2	431	—	6,584
2015	198	3	—	—	4,135	18	601	—	2,970	7	—	—	2,963
2016	302	4	1,114	16	3,537	54	359	115	1,302	11	—	—	1,291
2017	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	819	3	1,114	4	12,632	90	1,401	115	11,290	21	431	—	10,838

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2014	118	118	—	—	6,410	160	—	2,502	222	—	3,526	218	3,309
2015	73	73	—	—	3,981	100	—	2,087	302	—	1,493	4	1,489
2016	45	45	—	—	3,408	152	560	1,804	180	58	654	6	648
2017	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	236	236	—	—	13,799	412	560	6,393	704	58	5,673	227	5,446

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

CNPC E&D Interest in PKI PetroKazakhstan Ventures Inc. Forecast of Production and Revenues Total Proved Reserves Effective December 31, 2013	Table 9

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M
2014	7	742	271	35	54,440	14,743	10,684	—	—	—	—	—	14,743
2015	7	527	192	25	54,440	10,471	9,247	—	—	—	—	—	10,471
2016	7	284	104	13	75,048	7,776	7,719	—	—	—	—	—	7,776
2017	7	164	60	8	75,048	4,493	6,509	—	—	—	—	—	4,493
2018	—	—	—	—	—	—	5,191	—	—	—	—	—	—
2019	—	—	—	—	—	—	3,975	—	—	—	—	—	—
2020	—	—	—	—	—	—	3,046	—	—	—	—	—	—
2021	—	—	—	—	—	—	2,373	—	—	—	—	—	—
2022	—	—	—	—	—	—	1,847	—	—	—	—	—	—
2023	—	—	—	—	—	—	1,425	—	—	—	—	—	—
2024	—	—	—	—	—	—	185	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total			627	81		37,483	52,200		—	—		—	37,483

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2014	369	3	—	—	5,433	18	2,341	—	6,583	12	608	—	5,962
2015	262	3	—	—	4,781	18	601	—	4,810	26	216	—	4,567
2016	346	4	1,278	16	3,955	18	359	115	1,705	27	—	—	1,678
2017	200	4	738	16	3,434	36	168	—	(83)	26	—	—	(109)
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,177	3	2,016	5	17,603	90	3,469	115	13,014	91	824	—	12,098

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2014	136	136	—	—	7,408	185	—	2,739	1,176	—	3,308	312	2,996
2015	97	97	—	—	5,262	132	—	2,411	302	—	2,417	122	2,295
2016	52	52	—	—	3,907	174	642	1,997	180	58	857	14	843
2017	30	30	—	—	2,258	101	371	1,744	84	—	(42)	13	(55)
2018	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	315	315	—	—	18,835	591	1,013	8,891	1,743	58	6,539	460	6,079

Petrokazakhstan Dec 2013 Final – PetroChina Third Party Report	McDaniel & Associates Consultants Ltd.	12/02/2014